PIMCO Managed Accounts Trust (the “Trust”)

Supplement dated December 21, 2017 to the

Trust’s Prospectus dated April 28, 2017, as supplemented from time to time (the “Prospectus”),

and to the Trust’s Statement of Additional Information dated April 28, 2017,

as supplemented from time to time (the “SAI”)

The Trust’s transfer agent is Boston Financial Data Services, Inc. Effective January 1, 2018, the legal entity name of Boston Financial Data Services, Inc. will change to DST Asset Manager Solutions, Inc. Therefore, effective January 1, 2018 all references in the Prospectus and SAI to Boston Financial Data Services, Inc. are deleted and replaced with DST Asset Manager Solutions, Inc.

If you have any questions regarding these changes, please contact the Trust at 1-888-877-4626.

Investors Should Retain This Supplement For Future Reference

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